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                                        EXHIBIT C

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Sierra Pacific Power Company
6100 Neil Road
P.O. Box 10100
Reno, Nevada  89520-0400
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                             SIERRA PACIFIC POWER COMPANY

                                          TO

                         STATE STREET BANK AND TRUST COMPANY

                                         AND

                                  GERALD R. WHEELER,
                                         AS TRUSTEES



                         THIRTY-FIFTH SUPPLEMENTAL INDENTURE


                            Dated as of February 1, 1997


                       Supplementing the Indenture of Mortgage
                             dated as of December 1, 1940

                                      __________


            THIS INSTRUMENT GRANTS A SECURITY INTEREST BY A PUBLIC UTILITY

             THIS INSTRUMENT CONTAINS AFTER-ACQUIRED PROPERTY PROVISIONS


    This instrument is being filed pursuant to Nevada Revised Statutes
Chapter 105
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    THIS THIRTY-FIFTH SUPPLEMENTAL INDENTURE dated as of the first day of
February, 1997 by and between SIERRA PACIFIC POWER COMPANY, as Debtor (its IRS employer identification number being 88-0044418), a corporation duly organized and existing under the laws of the State of Nevada (hereinafter sometimes called the "Company"), whose mailing address is P.O. Box 10100, Reno, Nevada 89520 and address of its chief place of business is 6100 Neil Road, Reno, Nevada, party of the first part, and STATE STREET BANK AND TRUST COMPANY, a trust company duly organized and existing under the laws of The Commonwealth of Massachusetts, and having its chief place of business at 225 Franklin Street, Boston, Massachusetts, as Trustee and Secured Party (its IRS employer identification number being 04-1867445) and GERALD R. WHEELER, as Co-Trustee and Secured Party (whose Social Security number is ###-##-#### and whose residence address is 37 Cleveland Road, Waltham, Massachusetts), the mailing address of each of whom is P.O. Box 778, Boston, Massachusetts 02102 (both of whom are hereinafter sometimes called the "Trustees", the former being hereinafter sometimes called the "Trustee" and the latter the "Individual Trustee" or "Co-Trustee"), parties of the second part.

    WHEREAS, Sierra Pacific Power Company (formerly known as The Truckee River General Electric Company and also as Truckee River Power Company), a corporation duly organized and existing under the laws of the State of Maine (hereinafter called the "Predecessor Company"), heretofore executed and delivered to The New England Trust Company and Leo W. Huegle, as Trustees, an Indenture of Mortgage, dated as of December 1, 1940 (hereinafter called the "Original Indenture") to secure, as provided therein, its bonds (in the Original Indenture and herein called the "Bonds") to be designated generally as its First Mortgage Bonds and to be issued in one or more series as provided in the Original Indenture; and

    WHEREAS, by virtue of Section 15.24 of the Original Indenture, State Street Bank and Trust Company is now qualified and acting as successor Trustee thereunder as the result of the conversion of The New England Trust Company into a national banking association under the name New England National Bank of Boston on October 17, 1960, the consolidation of said national banking association with The Merchants National Bank of Boston under the name New England Merchants National Bank of Boston as of December 31, 1960, the merger of said New England Merchants National Bank of Boston into New England Merchants Bank (National Association) under the name New England Merchants National Bank as of June 18, 1970, the change of the name of said New England Merchants National Bank to Bank of New England, National Association as of May 1, 1982 and the transfer of substantially all of the corporate trust business of Bank of New England, National Association to State Street Bank and Trust Company as of September 17, 1990; and

    WHEREAS, on April 11, 1947, Leo W. Huegle, Co-Trustee under the Original Indenture, resigned, and the Predecessor Company and the Trustee, in accordance with the provisions of Section 15.20 of the Original Indenture, accepted such resignation and appointed Fletcher C. Chamberlin as successor Co-Trustee thereunder; and

    WHEREAS, on November 18, 1974, Fletcher C. Chamberlin resigned as Co-Trustee and the Company and the Trustee, in accordance with the provisions of Section 15.20 of the Original



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Indenture, accepted such resignation and appointed James S. Fisher as successor
Co-Trustee thereunder; and

    WHEREAS, on September 27, 1985, James S. Fisher resigned as Co-Trustee and the Company and the Trustee, in accordance with the provisions of Section
15.20 of the Original Indenture, accepted such resignation and appointed Gerald R. Wheeler as successor Co-Trustee thereunder, and Gerald R. Wheeler is now the qualified and acting Co-Trustee thereunder; and

    WHEREAS, the Predecessor Company heretofore executed and delivered to the Trustees nine Supplemental Indentures dated, respectively, as of August 1, 1947, April 1, 1948, October 1, 1952, November 1, 1954, November 1, 1956,
April 1, 1958, May 1, 1961, June 1, 1962 and June 1, 1964 supplementing and/or modifying the Original Indenture, pursuant to each of which the Predecessor Company provided for the creation of a new series of First Mortgage Bonds; and

    WHEREAS, the Predecessor Company was merged into the Company, on March 31, 1965, whereupon the Company acquired all the property, real, personal or mixed, including all rights, privileges, easements, licenses and franchises, described in the Original Indenture as theretofore supplemented and modified and thereby conveyed or mortgaged or intended so to be, including all such property acquired by the Predecessor Company since the execution and delivery of the Original Indenture, which by the terms of the Original Indenture as theretofore supplemented and modified was subjected or intended to be subjected to the lien thereof, and the Company thereupon executed and delivered to the Trustees a Tenth Supplemental Indenture dated as of March 31, 1965, whereby the Company succeeded to the Predecessor Company with the same effect as if the Company had been named in the Original Indenture as the mortgagor company and in the Bonds and coupons as the obligor thereon or maker thereof; and

    WHEREAS, the Company heretofore executed and delivered to the Trustees an Eleventh Supplemental Indenture dated as of October 1, 1965, a Twelfth Supplemental Indenture dated as of July 1, 1967, a Thirteenth Supplemental Indenture dated as of May 1, 1970, a Fourteenth Supplemental Indenture dated as of November 1, 1972, a Fifteenth Supplemental Indenture dated as of May 1, 1974, a Sixteenth Supplemental Indenture dated as of October 1, 1975, a Seventeenth Supplemental Indenture dated as of July 1, 1976, an Eighteenth Supplemental Indenture dated as of August 1, 1977, a Twenty-first Supplemental Indenture dated as of August 1, 1979, a Twenty-second Supplemental Indenture dated as of October 1, 1980, a Twenty-third Supplemental Indenture dated as of May 1, 1981, a Twenty-fourth Supplemental Indenture dated as of September 1, 1982, a Twenty-fifth Supplemental Indenture dated as of July 1, 1986, a Twenty-sixth Supplemental Indenture dated as of August 1, 1988, a Twenty-seventh Supplemental Indenture dated as of August 1, 1989, a Twenty-eighth Supplemental Indenture dated as of May 1, 1992, a Twenty-ninth Supplemental Indenture dated as of June 1, 1992, a Thirtieth Supplemental Indenture dated as July 1, 1992, a Thirty-first Supplemental Indenture dated as of November 1, 1992, a Thirty-second Supplemental Indenture dated as of June 1, 1993, a Thirty-third Supplemental Indenture dated as of October 1, 1993 and a Thirty-fourth Supplemental Indenture dated as of February 1, 1996, each supplementing and/or

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modifying the Original Indenture, pursuant to each of which the Company provided for the creation of a new series of First Mortgage Bonds, and executed and delivered to the Trustees a Nineteenth Supplemental Indenture dated as of April 1, 1978 and a Twentieth Supplemental Indenture dated as of October 1, 1978, each modifying the Original Indenture, and

    WHEREAS, pursuant to the Original Indenture, as so supplemented and modified, there have been executed, authenticated and delivered and there are now outstanding First Mortgage Bonds of series and in principal amounts as follows:

                                                        Issued and
       Title                                            Outstanding
       -----                                           ---------------

       6  1/2% Bonds of 1997 Series                   $ 15,000,000.00
       2% Bonds of 2011 Series                           1,851,764.91
       5% Bonds of Series Y due 2024                     3,394,063.22
       2% Bonds of Series Z due 2004                       155,256.99
       6.55% Bonds of Series AA due 2013                39,500,000.00
       6.65% Bonds of Series BB due 2017                17,500,000.00
      12% Bonds of Series CC due 2022                  115,000,000.00
       6.30% Bonds of Series DD due 2014                45,000,000.00
       6.30% Bonds of Series EE due 2022                10,250,000.00
       6.35% Bonds of Series FF due 2012                 1,000,000.00
       6.55% Bonds of Series GG due 2020                20,000,000.00
       6.65% Bonds of Series HH due 2017                75,000,000.00
       6.70% Bonds of Series II due 2032                21,200,000.00
       5.90% Bonds of Series JJ due 2023                 9,800,000.00
       5.90% Bonds of Series KK due 2023                30,000,000.00
      10% Bonds of Series LL due 2033                   80,000,000.00
      9% Bonds of Series MM due 2035                    80,000,000.00

    WHEREAS, the Board of Directors of the Company has established under said Original Indenture, as supplemented and modified, a new series of Bonds to be designated First Mortgage Bonds, 9% Series NN due 2037, to be dated as of February 1, 1997 and to be due February 1, 2037 (hereinafter sometimes referred to as "Bonds of the NN Series") and has authorized the initial issuance of Bonds of the NN Series in the principal amount of Thirty-five Million Dollars ($35,000,000) pursuant to the provisions of Article 3 of the Original indenture to obtain funds for its corporate purposes; and

    WHEREAS, pursuant to a Collateral Trust Indenture (as supplemented, the "Collateral Trust Indenture") dated as of June 1, 1992 between the Company and Bankers Trust Company (the "Indenture Trustee")

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    (a)  Thirty-five Million Dollars ($35,000,000) aggregate principal amount of Bonds of the NN Series are to be registered in the name of the Indenture Trustee;

    (b) From time to time, the Company will designate all or a portion of said Bonds of the NN Series to be held in pledge as Designated Mortgage Bonds under the terms of, to the extent and in the manner provided in, the Collateral Trust Indenture to serve as security for the payment of the principal of and premium, if any, and interest on up to Thirty-five Million Dollars ($35,000,000) aggregate principal amount of collateral trust notes (the "Securities") to be issued from time to time under the Collateral Trust Indenture; and

    (c) Any payments received by the Indenture Trustee on account of principal of or interest on the Bonds of the NN Series are to be applied by the Indenture Trustee to the payment of corresponding amounts of principal of, or interest or premium on, the Securities; and any payments received by the Indenture Trustee on account of principal of, or interest or premium on, the Securities through funds other than payments received by it on account of principal of or interest on the Bonds of the NN Series shall constitute full payment of corresponding amounts of principal of or interest on the Bonds of the NN Series; and any receipt by the Indenture Trustee of any Securities for cancellation shall constitute full payment of the principal of and interest on a corresponding amount of the bonds of the NN Series; and

    WHEREAS, Section 16.01 of the Original Indenture provides, among other things, that the Company may execute and file with the Trustees, and the Trustees at the request of the Company shall join in, indentures supplemental to the Original Indenture and which thereafter shall form a part thereof, for the purposes, among others, of (a) describing the terms of any new series of Bonds as established by resolution of the Board of Directors of the Company pursuant to 2.03 of the Original Indenture, (b) subjecting to the lien of the Original Indenture, or perfecting the lien thereof upon, any additional properties of any character, and (c) for any other purpose not inconsistent with the terms of the Original Indenture and which shall not impair the security of the same; and

    WHEREAS, the Company desires to execute this Thirty-fifth Supplemental Indenture and hereby requests the Trustees to join in this Thirty-fifth Supplemental Indenture for the purpose of (a) describing the terms of the Bonds of the NN Series and (b) subjecting to the lien of the Original Indenture, or perfecting the lien thereof upon, additional properties acquired by the Company since the execution and delivery of the Original Indenture (the Original Indenture, as heretofore supplemented and modified and as hereby supplemented and modified being herein sometimes called the "Indenture"); and

    WHEREAS, all conditions necessary to authorize the execution, delivery and recording of this Thirty-fifth Supplemental Indenture and to make this Thirty-fifth Supplemental Indenture a valid and binding indenture of mortgage for the security of the Bonds of the Company issued or to be issued under the Indenture have been complied with or have been done or performed;

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    NOW, THEREFORE, THIS INDENTURE WITNESSETH:

    That, in order to secure equally and ratably the payment of the principal of and premium, if any, and interest on the Bonds issued under and secured by the Indenture, at any time outstanding, according to their tenor and effect, and the performance of all the covenants and conditions in the Indenture and in said Bonds contained, the Company for and in consideration of the premises and of the purchase and acceptance of said Bonds by the holders thereof, and of the sum of one dollar ($1.00) and of other valuable consideration to it duly paid by the Trustees at or before the execution and delivery of these presents, the receipt whereof is hereby acknowledged, has executed and delivered these presents, and has granted, bargained, sold, conveyed, transferred, pledged, assigned, remised, released, mortgaged, set over and confirmed, and by these presents does grant, bargain, sell, convey, transfer, pledge, assign, remise, release, mortgage, set over and confirm, all of the property hereinafter described (except the property described in Part IV hereof), which has been acquired by the Company since the execution and delivery by it of the Original Indenture, that part not situated in the State of California unto the Trustees and their successors and assigns, and that part situated in the State of California unto the Individual Trustee and his successors and assigns, to wit:

                                       PART I.

                       REAL PROPERTY IN THE STATE OF CALIFORNIA

    The following described pieces, parcels or tracts of land, easements and rights and interests in and to land lying and being in the State of California, together with all improvements of every description thereon situate or in any wise incident or appertaining thereto:


                                     MODOC COUNTY

    The following described property in Modoc County, California as conveyed to Sierra Pacific Power Company from Ralph E. Wesinger, Jr. and Catherine R. Wesinger by deed recorded July 25, 1995, Book 422, Pages 687, 688, File No. 002297, Official Records of Modoc County, California:

    Parcel I
    Township 41 North, Range 12 East, MDB&M Section 4, Lot 3 and the SE 1/4 of the NW 1/4 Township 42 North, Range 12 East, MDB&M Section 33, the E 1/2 of the SW 1/4. Containing 120 acres, more or less.

    Parcel II
    Township 41 North, Range 12 East, MDB&M Section 4, Lot 4 and the SW 1/4 of the NW 1/4 Township 42 North, Range 12 East, MDB&M Section 33, the SW 1/4 of the SW 1/4. Containing 161.57 acres, more or less.

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    Containing 281.57 acres, more or less.


                         REAL PROPERTY IN THE STATE OF NEVADA

    The following described pieces, parcels or tracts of land, easements and rights and interests in and to land lying and being in the State of Nevada, together with all improvements of every description thereon situate or in any wise incident or appertaining thereto:


                                    WASHOE COUNTY

    (1) The following described property in Washoe County, Nevada as conveyed to Sierra Pacific Power Company from Canyon Hills, a Nevada General Partnership by deed recorded March 18, 1996, File No. 1977252, Official Records of Washoe County, Nevada:


         A parcel of land located within a portion of the NE 1/4 of the SE 1/4, of Section 24, Township 20 North, Range 20 East, MDM, Washoe County, Nevada

         Commencing at the East 1/4 corner of said Section 24;

         Thence South 57DEG. 35' 26" West, 618.49 feet to the Northeast corner of said Parcel of land and to the TRUE POINT OF BEGINNING;

         Thence South 26DEG.  55' 59" West, 470.92 feet;

         Thence North 90DEG.  00' 00" West, 463.08 feet;

         Thence North 00DEG.  00' 00" East, 521.97 feet;

         Thence along a non-tangent curve to the right with a radial bearing of South 08DEG. 21' 00" West, a distance of 38.35 feet, a central angle of 10DEG. 59' 07" and a radius of 200 feet to a point of reverse curve to the left;

         Thence along said curve a distance of 286.59 feet a central angle of 16DEG. 51' 12" and a radius of 974.31 feet to the end of curve;

         Thence South 87DEG. 34' 06" East, a distance of 300.95 feet to the beginning of a curve to the right;

         Thence along said curve a distance of 65.41 feet, a central angle of 44DEG. 05' 37" and a radius of 85.00 feet back to the point of beginning.

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         Containing 6.2 acres, more or less.


    (2) The following described property in Washoe County, Nevada as conveyed to Sierra Pacific Power Company from Gracian Iratcabal and Grace Iratcabal by deed recorded October 15, 1996, File No. 2039414, Official Records of Washoe County, Nevada:

         All that certain real property situate in Washoe County, Nevada, lying within the Northwest 1/4 of Section 27, Township 20 North, Range 20 East, MDM, more particularly described as follows:

         Beginning at the center of said Section 27, as shown on Record of Survey Map No. 1461, recorded February 25, 1981, Official Records, Washoe County, Nevada, said POINT OF BEGINNING being further described as a found 5/8" rebar with cap, stamped "RLS 4787".

         Thence North 89DEG. 45' 56" West along the Southerly line of said Northwest 1/4 a distance of 249.83 feet;

         Thence North 01DEG.  33' 00" East, 174.41 feet;

         Thence South 89DEG. 45' 56" East, 249.83 feet to the Easterly line of said Northwest 1/4;

         Thence South 01 33' 00" West along said Easterly line, 174.41 feet back to the point of beginning.

         Containing 1.0 acre, more or less.

    (3) The following described property in Washoe County, Nevada as conveyed to Sierra Pacific Power Company from Lorne Pratt, Trustee for Area West Profit Sharing Plan by deed recorded April 24, 1996, File No. 1988238, Official Records of Washoe County, Nevada:

    All that certain lot, piece or parcel of land situate in the County of Washoe, State of Nevada, described as follows:

         That portion of the Southwest 1/4 of the Southeast 1/4 of Section 27, Township 20 North, Range 19 East, MDB&M, described as follows:

         Beginning at the Southwest corner of the property described as Parcel 1 in that certain deed to Sierra Pacific Power Company, recorded
         October 17, 1963, as Document No. 401996, from which the Southeast corner of said Section 27 bears North 89DEG. 20' 00" East a distance of 1319.2 feet, more or less;

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         Thence North 00DEG. 40' 00" East along the West line of said Power
         Company property to the Northwest corner thereof;

         Thence Easterly along the North line thereof to the Southwest corner of the property conveyed to Falcon's Nest Limited Partnership by deed recorded March 6, 1979, as Document No. 592075;

         Thence North 01DEG. 10' 42" East along the West line of said Falcon's Nest Limited Partnership property to the Northwesterly corner thereof;

         Thence South 24DEG. 30' 00" West along the Southeasterly line of the property conveyed to the City of Reno by deed recorded November 16, 1972, as Document No. 265872, to a point on the South line of said
         Section 27;

         Thence East along said section line to the point of beginning.

         Containing 267,458 square feet, more or less.


                                       PART II.

                                  ALL OTHER PROPERTY

    Whether the same has or has not been specifically described or referred to elsewhere in the Indenture, and provided the same is not therein or herein elsewhere expressly excepted, all the corporate and other franchises owned by the Company, and all permits, ordinances, easements, privileges, immunities, patents and licenses, all rights to construct, maintain and operate overhead and underground systems for the distribution and transmission of electric current, gas, water, steam heat or other agencies for the supplying to itself and to others of light, heat, power and water, all rights of way and all grants and consents and all leases and leasehold interests whatsoever (not therein or herein specifically excepted) whether the same or any of the same are now owned or hereafter acquired by the Company; also all other property, real, personal and mixed, now owned or hereafter acquired by the Company, including (but not limited to) all its properties situated in the cities of Reno, Sparks, Carson City, Yerington, Lovelock, Elko, Winnemucca, Hawthorne, Tonopah and Battle Mountain, in the Counties of Carson City, Churchill, Douglas, Elko, Esmeralda, Eureka, Humboldt, Lander, Lyon, Mineral, Nye, Pershing, Storey, Washoe and White Pine, in the State of Nevada, and also in the Counties of Alpine, El Dorado, Mono, Nevada, Placer, Plumas and Sierra in the State of California and wheresoever situated (not therein or herein specifically excepted), including (without in any wise limiting or impairing by the enumeration of the same, the generality, scope and intent of the foregoing or of any general description contained in the Original Indenture, as heretofore supplemented and modified and hereby supplemented and modified), all lands, rights of way, water and riparian rights and all interests therein, dams and dam sites, gas and electric light, heat and power plants and systems, water and/or water-works plants and systems, plants, manufactories, power houses, substations, garages, sheds, warehouses, repair shops, storage houses, buildings, tunnels, bridges, distribution and transmission lines, pipe lines, conduits, towers, poles, wires, cables and all other structures, machinery, engines, boilers, dynamos, electric machines, regulators, meters, transformers, generators, motors, electric and mechanical appliances, and other equipment of every description; and also all accessions, additions, alterations, improvements, betterments, developments, extensions and enlargements hereafter made, constructed or acquired by the Company to, of or upon any or all of the properties, equipment, system and/or plants, and/or property used thereby or useful therefor or incidental thereto or connected therewith; and the reversions, reservations and remainders and all the estate, right, title, interest, possession, claim and demand of every nature and description whatsoever of the Company, as well at law as in equity of, in and to the same and every part and parcel thereof.

                                      PART III.

                                        INCOME

    All tolls, revenues, earnings, income, rents, issues and profits of all property, real and personal, tangible and intangible, which are now or hereafter shall be or be required to be made subject to the lien of the Indenture, or pledged thereunder.

                                       PART IV.

                                 PROPERTIES EXCEPTED

    There is, however, expressly excepted and excluded from the lien and operation of the Indenture:

    (a) All property excepted or excluded or intended to be excepted or excluded by the Granting Clauses of the Original Indenture as heretofore supplemented and modified and as hereby supplemented and modified, subject to the provisions of Section 5.16 of the Original Indenture as renumbered by Section 1.07 of the Twentieth Supplemental Indenture, provided, however, that no properties necessary or appropriate for purchasing, storing, generating, manufacturing, utilizing, transmitting, supplying and/or disposing of electricity, water and/or gas shall be excepted from the lien of the Indenture, anything contained in Subdivision I of Part X of the Granting Clauses of the Original Indenture to the contrary notwithstanding; and

    (b) All property released or otherwise disposed of pursuant to the provisions of Article 6 of the Original Indenture,

(all herein sometimes for convenience collectively referred to as "excepted property").
                                       9

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    TO HAVE AND TO HOLD all that part of the aforesaid property, rights, privileges, franchises and immunities not situated in the State of California, whether now owned or hereafter acquired by the Company, unto the Trustees, and their respective successors and assigns in trust forever; and

    TO HAVE AND TO HOLD all that part of the aforesaid property, rights, privileges, franchises and immunities situated in the State of California, whether now owned or hereafter acquired by the Company, unto the Individual Trustee, and his successors and assigns in trust forever.

    SUBJECT, HOWEVER, to the exceptions and reservations and matters hereinabove recited, any permitted liens, other than liens and encumbrances junior to the lien of the Indenture, as defined in Section 1.01(y) of the Original Indenture as modified by Section 1.03 of the Twentieth Supplemental Indenture, and to liens existing on any property hereafter acquired by the Company at the time of such acquisition or permitted by Section 5.04 of the Original Indenture.

    BUT IN TRUST, NEVERTHELESS, for the equal pro rata benefit, security and protection of all present and future holders of the Bonds issued and to be issued under and secured by the Indenture, and to secure the payment of such Bonds and the interest thereon, in accordance with the provisions of said Bonds and of the Indenture, without any discrimination, preference, priority or distinction as to lien or otherwise of any Bond over any other Bond, except insofar as any sinking fund established in accordance with the provisions of the Indenture may afford additional security for the Bonds of any one or more series and except as provided in Section 10.29 of the Original Indenture, so that the principal and interest of every such Bond shall be equally and ratably secured by the Indenture, as if all said Bonds had been issued, sold and delivered for value simultaneously with the execution of the Original Indenture and to secure the performance of and the compliance with the covenants and conditions of said Bonds and of the Indenture, and upon the trusts and for the uses and purposes and subject to the covenants, agreements, provisions and conditions hereinafter set forth and declared; it being hereby agreed as follows, to wit:


                                      ARTICLE 1

                        Description of Bonds of the NN Series

     Section 1.01. Establishment of Bonds of the NN Series. There shall be and hereby is established a new series of Bonds to be issued under and secured by the Indenture and to be designated as the Company's "First Mortgage Bonds, 9% Series NN due 2037" (herein sometimes referred to as "Bonds of the NN Series").

     Section 1.02. Terms of Bonds of the NN Series. The Bonds of the NN Series shall be evidenced by a single registered Bond in the principal amount and denomination of Thirty-five Million Dollars ($35,000,000) due February 1, 2037; it shall bear interest at the rate per annum shown in its title, payable semi-annually on February 1 and August 1 of each year, commencing August 1, 1997. Interest on the Bonds of the NN Series shall be computed on the basis of a 360-day year of twelve 30-day months. The Bonds of the NN Series shall be dated as provided in Section 2.08 of the original Indenture as modified by Section 2.03 of the Twelfth Supplemental Indenture.

    The single Bond of the NN Series shall be numbered 1 and shall upon issuance be delivered by the Company to and registered in the name of the Indenture Trustee and thereafter shall not be sold, assigned, pledged, mortgaged, transferred or otherwise disposed of except as required to effect (a) an assignment to a successor Indenture Trustee under the Collateral Trust Indenture or (b) a surrender to the Trustee (i) to effect an exchange, in accordance with applicable law, in connection with any Federal or State bankruptcy, insolvency, reorganization or similar proceeding involving the Company, (ii) to effect an exchange by the Company with the Indenture Trustee of any Mortgage Bonds (as defined in the Collateral Trust Indenture) upon payment or deemed payment or other satisfaction and discharge of a portion of any Mortgage Bonds, (iii) to effect a surrender or an exchange of any Mortgage Bonds pursuant to Section 406 or 503 of the Collateral Trust Indenture or (iv) to obtain the final payment due on any Mortgage Bonds as required by the terms of the Indenture. Bonds issued upon any such transfer or surrender shall be numbered from 2 upwards and issued to the transferee or person surrendering the same for a like principal amount, less the principal amount of such bond that has been paid, deemed to have been paid or otherwise satisfied and discharged or surrendered for cancellation pursuant to Section 406 or 503 of the Collateral Trust Indenture.

    It is expected that the Company, pursuant to the Collateral Trust
Indenture, will furnish directly to the Indenture Trustee at its principal corporate trust office all funds required for any and all payments of principal of, and interest and premium on, Securities. Any such payment may be made in any coin or currency of the United States which is legal tender for the payment of public and private debts. The obligation of the company to make any payment of the principal of or interest on the portion of the Bond of the NN Series that is designated as Designated Mortgage Bonds (as such term is defined in the Collateral Trust Indenture and hereinafter called "Designated Mortgage Bonds"), whether at its stated maturity or upon redemption (including any redemption pursuant to Section 404 of the Collateral Trust Indenture), shall be fully or partially, as the case may be, deemed to have been paid or otherwise satisfied and discharged to the extent that at the time any such payment shall be due, the then due principal of (and premium, if any) or interest on the Securities to which such Designated Mortgage Bonds relate shall have been fully or partially paid, deemed to have been paid or otherwise satisfied and discharged. In addition, such obligation to make any payment of the principal of or interest on the portion of the Bond of the NN Series that is designated as Designated Mortgage Bonds at any time shall be deemed to have been satisfied and discharged to the extent that the amount of the Company's obligation to make any payment of the principal of or interest on the portion of the Bond of the NN Series that is designated as Designated Mortgage Bonds exceeds the obligation of the Company at that time to make any payment on the applicable Redemption Date or Stated Maturity (each as defined in the Collateral Trust Indenture) of the principal of (and premium, if any) or interest on the Securities to which such portion of the Bond of the NN Series that is designated as Designated Mortgage Bonds relates.

The obligation of the Company to make any payment of the principal of or interest on the Bond of the NN Series other than the portion that is designated as Designated Mortgage Bonds shall be deemed to have been satisfied and discharged in full at the time any such payment shall be stated to be due.

    Unless payment then is or has been made pursuant to the next preceding paragraph, payment of the principal of, and premium, if any, and interest on the single Bond of the NN Series shall be made in any coin or currency of the United States which at the time of payment is legal tender for the payment of public and private debts at the principal corporate trust office of the Indenture Trustee on or prior to the business day preceding the due date for such payment. Any such payment of principal, premium and interest shall be credited as and used to make a corresponding payment of principal, premium and interest on the Securities.

    The Trustees may conclusively presume that the obligation of the Company to pay the principal of and premium, if any, and interest on the Bond of the NN Series as the same shall become due and payable at maturity or upon redemption shall have been duly and punctually paid or deemed to have been paid or otherwise satisfied and discharged in full unless and until it shall have received notice in writing to the contrary from the Indenture Trustee, specifying the amount of funds required to make such payment after giving effect to Section 403(a) of the Collateral Trust Indenture.

    The Indenture Trustee, by acceptance of the single Bond of the NN Series, shall agree to make the notations on the Schedule of Designations and Prepayments required by the Collateral Trust Indenture and to surrender said Bond to the Trustee upon the circumstances set forth in Section 406 or 503 of the Collateral Trust Indenture.

    If any of the following events of default occurs under Section 601 of the Collateral Trust Indenture, it shall be deemed to be the corresponding default under Section 10.01 of the Indenture as hereafter provided: (i) default in the payment of any interest upon any Security when such interest becomes due and payable shall be deemed to be a default, under Section 10.01(a) of the Indenture, in the due and punctual payment of a like amount of interest on the Bond of the NN Series, (ii) default in the payment of the principal of (or premium, if any, on) any Security at the stated maturity thereof or upon redemption thereof shall be deemed to be a default, under Section 10.01(b) of the Indenture, in the due and punctual payment of a like amount of principal of the Bond of the NN Series, (iii) default in the deposit of any sinking fund payment when and as due by the terms of a Security shall be deemed to be a default under Section 10.01(d) of the Indenture, (iv) a default in the performance, or breach, of any covenant or warranty of the Company as described in Section 601(4) of the Collateral Trust Indenture shall be deemed to be a default under Section 10.01(d) of the Indenture, (v) the occurrence of an event described in Section 601(5) of the Collateral Trust Indenture shall be deemed to be a default under Section 10.01(e) of the Indenture, (vi) the occurrence of an event described in Section 601(6) of the Collateral Trust Indenture shall be deemed to be a default under Section 10.01(f) of the Indenture and (vii) occurrence of an event of default provided in an indenture supplemental to the Collateral Trust Indenture shall be deemed to be a default under Section 10.01(d) of the Indenture.

    Any notice affecting or relating to the Bonds of the NN Series required or permitted to be given under the Indenture may be given by mailing the same by first class mail, postage prepaid, to the Indenture Trustee at its address as the same appears on the Bond Register for the Bonds of the NN Series. The certificate of the Trustee that such mailing has been effected shall be conclusive evidence of compliance with the requirements of Section 4.02 and of Section 16.08 of the Original Indenture as modified by Section 2.07 of the Twelfth Supplemental Indenture, whether or not the Indenture Trustee receives such notice.

    The Trustee hereunder shall, by virtue of its office as such Trustee, be the Registrar and Transfer Agent of the Company for the purpose of registering and transferring Bonds of the NN Series, and shall maintain a bond register for the Bonds of the NN Series.

     Section 1.03. Prepayment Provisions of the Bonds of the NN Series. The Bond of the NN Series shall be redeemable at the option of the Company at any time, but only to the extent that such Bond of the NN Series is (i) a Designated Mortgage Bond which the Company has incurred the obligation under the Collateral Trust Indenture to redeem, or (ii) not a Designated Mortgage Bond, and shall not otherwise be redeemable pursuant to the requirements of the Indenture, except pursuant to the provisions of clause 2 of Section 6.05 of the Original Indenture.

    In the event of a redemption in accordance with the provisions of the preceding paragraph, the Indenture Trustee shall forthwith make notation of the principal amount of the Bond of the NN Series so redeemed on the Schedule of Designations and Prepayments printed thereon, and shall promptly notify the Trustee of the amount of such payment and that notation of such payment has been duly made.

    All portions of the single Bond of the NN Series which may from time to time be paid or prepaid in accordance with this Section 1.03 shall thereupon be deemed to be funded, and no such portion may be reissued, so long as any portion of said Bond of the NN Series is outstanding.

     Section 1.04. Form of Bonds of the NN Series. The Bonds of the NN Series and the Trustee's authentication certificate to be executed on the Bonds of said series shall be substantially in the forms following, respectively:

                             [FORM OF BONDS OF NN SERIES]

    NOTE: THE HOLDER OF THIS BOND BY ACCEPTANCE HEREOF AGREES TO RESTRICTIONS ON TRANSFER, TO WAIVERS OF CERTAIN RIGHTS OF EXCHANGE, AND TO INDEMNIFICATION PROVISIONS AS SET FORTH BELOW. IN ADDITION, THE BOND REPRESENTED BY THIS CERTIFICATE HAS NOT BEEN REGISTERED

UNDER THE SECURITIES ACT OF 1933 AND SUCH BOND MAY NOT BE TRANSFERRED WITHOUT COMPLIANCE WITH APPLICABLE SECURITIES LAWS.


                             SIERRA PACIFIC POWER COMPANY

                  Incorporated under the laws of the State of Nevada

                     First Mortgage Bonds, 9% Series NN due 2037

                                 Due February 1, 2037


No. NN-__                                                            $35,000,000

    SIERRA PACIFIC POWER COMPANY, a corporation of the State of Nevada (hereinafter called the "Company"), for value received, hereby promises to pay to ____________________, as trustee (with its successors as such, the "Indenture Trustee") under that certain Collateral Trust Indenture, dated as of June 1, 1992, as supplemented (as so supplemented, the "Collateral Trust Indenture"), between the Company and the Indenture Trustee, providing for the issuance from time to time of the Company's collateral trust notes (the "Securities"), to be issued in one or more series or tranches as in the Collateral Trust Indenture provided, on February 1, 2037, for the ratable benefit of the Holders from time to time of the series or tranches of outstanding Securities for which portions of this Bond are designated as described below, the sum of Thirty-five Million Dollars, and to pay to the Indenture Trustee interest thereon from February 1, 1997 or the most recent February 1 or August 1 to which interest has been paid or deemed to have been paid or otherwise satisfied and discharged, at the rate of 9% per annum on February 1 and August 1 in each year, commencing August 1, 1997, until the Company's obligation with respect to the payment of such principal shall have been discharged. Notwithstanding the foregoing, the obligation of the Company to make any payment of the principal of or interest on the portion of this Bond that is designated as Designated Mortgage Bonds (as such term is defined in the Collateral Trust Indenture), whether at maturity, upon redemption (including any redemption pursuant to Section 404 of the Collateral Trust Indenture) or otherwise, shall be fully or partially, as the case may be, deemed to have been paid or otherwise satisfied and discharged to the extent that at the time any such payment shall be due, the then due principal of (and premium, if any) or interest on the Securities to which such Designated Mortgage Bonds relate, shall have been fully or partially paid, deemed to have been paid or otherwise satisfied and discharged. In addition, such obligation to make any payment of the principal of or interest on the portion of this Bond that is designated as Designated Mortgage Bonds at any time shall be deemed to have been satisfied and discharged to the extent that the amount of the Company's obligation to make any payment of the principal of or interest on the portion of this Bond that is designated as Designated Mortgage Bonds exceeds the obligation of the Company at that time to make any payment on the applicable Redemption Date or Stated Maturity (as such terms are defined in the Collateral Trust Indenture) of the principal of (and premium, if any) or interest on the Securities to which such portion of this Bond that is designated as Designated Mortgage
Bonds relates. The obligation of the Company to make any payment of the principal of or interest on this Bond other than the portion that is designated as Designated Mortgage Bonds shall be deemed to have been satisfied and discharged in full at the time any such payment shall be stated to be due.

    The holder of this Bond by acceptance hereof agrees that whenever any designation or payment on account of the principal of this Bond is made or occurs under any provision of the indenture referred to below (the "Indenture") or the Collateral Trust Indenture, the holder hereof shall promptly note on the Schedule of Designations and Prepayments the date and amount of each such designation or payment of principal, and shall promptly notify the Trustee of the amount of each such designation or payment and that the notation of designation or payment has been duly made, and further agrees to surrender this Bond to the Trustee for cancellation when all principal of, premium, if any, and interest on this Bond shall have been duly paid.

    Unless payment then is or has been made pursuant to the second preceding paragraph, the principal of and interest on this Bond will be paid in lawful money of the United States of America and will be payable at the principal corporate trust office of the Indenture Trustee by check or wire transfer to the order of the Indenture Trustee in Federal funds immediately available at said office of the Indenture Trustee, in each case on or prior to the business day preceding the due date for such payment. The holder of this Bond by acceptance hereof agrees that any such payment of principal or interest on this Bond shall be credited as and used to make a corresponding payment of principal, premium or interest on the Securities.

    This Bond is the single registered bond of the Company of the series specified in the title hereof, and is issued in the aggregate principal amount of $35,000,000 in order to secure by the lien of the Indenture hereinafter mentioned the obligation of the Company to pay duly and punctually the principal of (and premium, if any) and interest on Outstanding Securities (as defined in the Collateral Trust Indenture) in accordance with the terms thereof, and the Collateral Trust Indenture, and evidences the Bonds of a series of an authorized issue of bonds of the Company, known as First Mortgage Bonds, not limited as to maximum principal amount except as otherwise provided in the Indenture hereinafter mentioned, all issued or issuable in one or more series (which several series may be of different denominations, dates and tenor) under and equally secured (except insofar as any sinking fund, established in accordance with the provisions of the Indenture hereinafter mentioned, may afford additional security for other Bonds of any particular series) by an Indenture of Mortgage dated as of December 1, 1940, duly executed and delivered by the Company's predecessor, Sierra Pacific Power Company, a Maine corporation, and duly assumed by the Company by means of the Tenth Supplemental Indenture hereinafter mentioned, to The New England Trust Company (now State Street Bank and Trust Company by succession, herein sometimes called "Trustee"), and Leo W. Huegle (now Gerald R. Wheeler by succession), as Trustees, as supplemented and modified by the First Supplemental Indenture, dated as of August 1, 1947, by the Second Supplemental Indenture, dated as of April 11, 1948, by the Ninth Supplemental Indenture, dated as of June 1, 1964, by the Tenth Supplemental Indenture, dated as of March 31, 1965, by the Twelfth Supplemental Indenture, dated as of July 1, 1967, by the Fourteenth Supplemental Indenture, dated as of November 1, 1972, by the Fifteenth Supplemental Indenture, dated as of May
1, 1974, by the Seventeenth Supplemental Indenture, dated as of July 1, 1976, by the Eighteenth Supplemental Indenture, dated as of August 1, 1977, by the Nineteenth Supplemental Indenture, dated as of April 1, 1978, and by the Twentieth Supplemental Indenture, dated as of October 1, 1978, and as supplemented by all other indentures supplemental thereto including a Thirty-fifth Supplemental Indenture, dated as of February 1, 1997, executed and delivered by the Company (or executed and delivered by its predecessor and duly assumed by the Company) to said Trustees, to which Indenture of Mortgage and all indentures supplemental thereto (herein sometimes collectively called the "Indenture") reference is hereby made for a description of the property mortgaged and pledged as security for said bonds, the rights and remedies and limitations on such rights and remedies of the registered owner of this Bond in regard thereto, the terms and conditions upon which said bonds are secured thereby, the terms and conditions upon which additional bonds and coupons may be issued thereunder and the rights, immunities and obligations of the Trustees under said Indenture; but neither the foregoing reference to said Indenture, nor any provision of this Bond or of said Indenture, shall affect or impair the obligation of the Company, which is absolute, unconditional and unalterable, to pay at the maturity herein provided the principal of and premium, if any, and interest on this Bond as herein provided.

    Said Indenture, among other things, provides that no bondholder or bondholders may institute any suit, action or proceeding for the collection of this Bond, or claim for interest thereon, or to enforce the lien of said Indenture, if and to the extent that the institution or prosecution thereof or the entry of a judgment or a decree therein would, under applicable law, result in the surrender, impairment, waiver or loss of the lien of said Indenture upon any property subject thereto.

    To the extent permitted and as provided in said Indenture, modifications or alterations of said Indenture, or any indenture supplemental thereto, and of the bonds issued thereunder and of the rights and obligations of the Company and the rights of the bearers or registered owners of the bonds and coupons, if any, may be made with the consent of the Company and with the written approvals or consents of the bearers or registered owners of not less than seventy-five per centum (75%) in principal amount of the bonds outstanding, and unless all of the bonds then outstanding under said Indenture are affected in the same manner and to the same extent by such modification or alteration, with the written approvals or consents of the bearers or registered owners of not less than seventy-five per centum (75%) in principal amount of the bonds of each series outstanding, provided, however, that no such alteration or modification shall, without the written approval of or consent of the bearer or registered owner of any bond affected thereby, (a) impair or affect the right of such bearer or registered owner to receive payment of the principal of and interest on such bond, on or after the respective due dates expressed in such bond, or to institute suit for the enforcement of any such payment on or after such respective dates, except that the holders of not less than seventy-five per centum (75%) in principal amount of the bonds outstanding may consent on behalf of the bearers or registered owners of all of the bonds to the postponement of any interest payment for a period of not exceeding three (3) years from its due date, or
(b) deprive any bearer or registered owner of the bonds of a lien on the
                                      16
mortgaged and pledged property, or (c) reduce the percentage of the principal amount of the bonds upon the consent of which modifications may be effected as aforesaid.

    If any of the following events occurs under Section 601 of the Collateral Trust Indenture, it shall be deemed to be the corresponding default under
Section 10.01 of the Indenture as set forth hereafter: (i) default in the payment of any interest upon any Security when such interest becomes due and payable shall be deemed to be a default, under Section 10.01(a) of the Indenture, in the due and punctual payment of a like amount of interest on this Bond, (ii) default in the payment of the principal of (or any premium, if any, on) any Security at the stated maturity thereof or upon redemption thereof shall be deemed to be a default, under Section 10.01(b) of the Indenture, in the due and punctual payment of a like amount of principal of this Bond, (iii) default in the deposit of any sinking fund payment, when and as due by the terms of a Security, shall be deemed to be a default under Section 10.01(d) of the Indenture, (iv) default in the performance, or breach, of any covenant or warranty of the Company as described in Section 601(4) of the Collateral Trust Indenture shall be deemed to be a default under Section 10.01(d) of the Indenture, (v) occurrence of an event described in Section 601(5) of the Collateral Trust Indenture shall be deemed to be a default under Section 10.01(e) of the Indenture, (vi) the occurrence of an event described in Section 601(6) of the Collateral Trust Indenture shall be deemed to be a default under
Section 10.01(f) of the Indenture and (vii) occurrence of an event of default provided in an indenture supplemental to the Collateral Trust Indenture shall be deemed to be a default under Section 10.01(d) of the Indenture.

    In case an event of default as defined in said Indenture shall occur, the principal of this Bond may become or be declared due and payable before maturity in the manner and with the effect provided in said Indenture. The holders, however, of certain specified percentages of the bonds at the time outstanding, including in certain cases specified percentages of bonds of particular series, may in the cases, to the extent and under the conditions provided in said Indenture, waive defaults thereunder and the consequences of such defaults.

    This Bond has been issued and delivered to, registered in the name of and pledged with the Indenture Trustee in trust for the ratable benefit of the Holders (as defined in the Collateral Trust Indenture) from time to time of the Outstanding Securities and shall not be sold, assigned, pledged, mortgaged, transferred or otherwise disposed of except as required to effect (a) an assignment to a successor Indenture Trustee under the Collateral Trust Indenture or (b) a surrender to the Trustee (i) to effect an exchange, in accordance with applicable law, in connection with any Federal or State bankruptcy, insolvency, reorganization or similar proceeding involving the Company, (ii) to effect an exchange by the Company with the Indenture Trustee of any Mortgage Bonds (as defined in the Collateral Trust Indenture) upon payment or deemed payment or other satisfaction and discharge of a portion of any Mortgage Bonds, (iii) to effect a surrender or an exchange of any Mortgage Bonds pursuant to Section 406 of the Collateral Trust Indenture or (iv) to obtain the final payment due on any Mortgage Bonds as required by the terms of the Indenture. Any such transfer or surrender shall be made at the principal corporate trust office in Boston, Massachusetts of the Trustee, upon surrender and cancellation of this Bond. Following any such transfer or such surrender of this Bond in part, and unless such transfer or surrender has been made in connection with the satisfaction and discharge of the Collateral Trust Indenture, a new fully registered Bond of the same series for a like principal amount, less the principal amount of this Bond that has been paid, deemed to have been paid or otherwise satisfied and discharged or surrendered for cancellation pursuant to Section 406 or 503 of the Collateral Trust Indenture, will be issued to such transferee in exchange therefor as provided in the Indenture. The
Company hereby waives any right to make a charge for such an exchange or transfer of this Bond. The Company and the Trustees may deem and treat the Indenture Trustee as the absolute owner hereof for the purpose of receiving payment and for all other purposes.

    The Trustees may conclusively presume that the obligation of the Company to pay the principal of and interest on the Bond of this series as the same shall become due and payable shall have been duly and punctually paid or deemed to have been paid or otherwise satisfied and discharged in full unless and until it shall have received notice in writing to the contrary from the Indenture Trustee, specifying the amount of funds required to make such payment after giving effect to Section 403(a) of the Collateral Trust Indenture.

    This Bond shall be redeemable at the option of the Company at any time, but only to the extent that this Bond is (i) a Designated Mortgage Bond which the Company has incurred the obligation under the Collateral Trust Indenture to redeem, or (ii) not a Designated Mortgage Bond, and shall not otherwise be redeemable pursuant to the requirements of the Indenture, except as provided in this paragraph. In case all or substantially all of the electric properties of the Company are sold to or taken through the exercise of the right of eminent domain or the right to purchase by any municipal or governmental body or agency, the principal of this Bond will, upon receipt by the Company of payment or compensation, become due and payable before maturity at the principal amount thereof and accrued interest thereon, all as provided in said Indenture.

    In the event of a redemption in accordance with the provisions of the preceding paragraph, the Indenture Trustee shall forthwith make notation of the principal amount of this Bond so redeemed on the Schedule of Designations and Prepayments printed hereon, and shall promptly notify the Trustee of the amount of such payment and that notation of such payment has been duly made.

    The holder of this Bond, pursuant to the terms of Section 402 of the Collateral Trust Indenture, hereby waives its right, pursuant to Section 4.03 of the Indenture, to the deposit of moneys for redemption before the redemption date.

    The Company and the Trustee and any paying agent may deem and treat the person in whose name this Bond shall be registered upon the Bond register for the Bonds of the NN Series as the absolute owner of such Bond for the purpose of receiving payment of or on account of the principal of and interest on this Bond and for all other purposes, whether or not this Bond be overdue, and neither the Company nor the Trustee nor any paying agent shall be affected by any notice to the contrary; and all such payments so made to such registered owner or upon his order shall be valid and effectual to satisfy and discharge the liability upon this Bond to the extent of the sum or sums so paid.

    Before any transfer of this Bond by the registered holder or his or its legal representative will be recognized or given effect by the Company or the Trustee, the registered holder shall note hereon the date to which interest has been paid as well as the amounts of all principal prepayments hereon, and shall notify the Company and the Trustee of the name and address of the transferee and shall afford the Company and the Trustee the opportunity of verifying the notation as to payment of interest and principal. By the acceptance hereof the holder of this Bond and each transferee shall be deemed to have agreed to indemnify and hold harmless the Company and the Trustee against all losses, claims, damages or liability arising out of any failure on the part of the holder or of any such transferee to comply with the requirements of the preceding sentence.

    It is part of the contract herein contained that each registered owner hereof by the acceptance hereof waives all right of recourse to any personal liability of any incorporator, stockholder, officer or director, past, present or future, of the Company, as such, or of any predecessor or successor corporation, howsoever arising, for the collection of any indebtedness hereunder; and as a part of the consideration for the issue hereof releases from all such liability each such incorporator, stockholder, officer or director, all as provided in said Indenture.

    Each registered owner hereof by his acceptance hereof waives any right to exchange any unpaid portion of this Bond for another Bond under Section 4.01 of the Indenture.

    This Bond has not been registered under the Securities Act of 1933, as amended, and may not be offered or sold in contravention of said Act.

    This Bond shall not become or be valid or obligatory for any purpose until the authentication certificate endorsed hereon shall have been signed by the Trustee.
                                      19

    IN WITNESS WHEREOF, Sierra Pacific Power Company has caused this Bond to be executed in its name and behalf by the manual or facsimile signature of its Senior Vice President, Distribution Services Business Group, and its corporate seal, or a facsimile thereof, to be affixed or printed hereon and attested by the manual or facsimile signature of its Secretary or one of its Assistant Secretaries.

                             SIERRA PACIFIC POWER COMPANY


Dated:                            By:
      ---------------------         --------------------------------------
                                     Senior Vice President, Distribution
                                     Services Business Group

Attest:



-------------------------------
Secretary

                              AUTHENTICATION CERTIFICATE

    This Bond is the single fully-registered bond of the series designated therein, referred to in the within-mentioned Indenture.


                                        STATE STREET BANK AND TRUST COMPANY
                                        Corporate Trustee


                                  By
                                    ---------------------------------------
                                    Authorized Signatory




                       SCHEDULE OF DESIGNATIONS AND PREPAYMENTS

                                                Total Principal
             Principal        Principal         Amount
Date of      Amount           Amount Prepaid    Currently
Designation  Designated       of Amount         Designated       Authorized
or           as Designated    Previously        as Designated    Official
Prepayment   Mortgage Bond    Designated        Mortgage Bonds   and Title
---------    ------------     -----------      ---------------   -----------

                                      ARTICLE 2

                Principal Amount of Bonds Presently to Be Outstanding

     Section 2.01 The total aggregate principal amount of First Mortgage Bonds of the Company issued and outstanding and presently to be issued and outstanding under the provisions of and secured by the Indenture will be Five Hundred Ninety-Nine Million Six Hundred Fifty-one Thousand Eighty Five Dollars and Twelve Cents ($599,651,085.12) namely Fifteen Million Dollars ($15,000,000) principal amount of First Mortgage Bonds, 6 1/2% Series due 1997, now issued and outstanding, One Million Eight Hundred Fifty-one Thousand Seven Hundred Sixty-four Dollars and Ninety-one Cents ($1,851,764.91) principal amount of First Mortgage Bonds, 2% Series due 2011, now issued and outstanding, Three Million Three Hundred Ninety-four Thousand Sixty-three Dollars and Twenty-two Cents ($3,394,063.22) principal amount of First Mortgage Bonds 5% Series Y due 2024, now issued and outstanding, One Hundred Fifty-five Thousand Two Hundred Fifty-six Dollars and Ninety-nine Cents ($155,256.99) principal amount of First Mortgage Bonds, 2% Series Z due 2004, now issued and outstanding, Thirty-nine Million Five Hundred Thousand Dollars ($39,500,000) principal amount of First Mortgage Bonds, 6.55% Series AA due 2013, now issued and outstanding, Seventeen Million Five Hundred Thousand Dollars ($17,500,000) principal amount of First Mortgage Bonds, 6.65% Series BB due 2017, now issued and outstanding, One Hundred Fifteen Million Dollars ($115,000,000) principal amount of First Mortgage Bonds, 12% Series CC due 2022, Forty-five Million Dollars ($45,000,000) principal amount of First Mortgage Bonds, 6.30% Series DD due 2014, now issued and outstanding, Ten Million Two Hundred Fifty Thousand Dollars ($10,250,000) principal amount of First Mortgage Bonds, 6.30% Series EE due 2022, now issued and outstanding, One Million Dollars ($1,000,000) principal amount of First Mortgage Bonds, 6.35% Series FF due 2012, now issued and outstanding, Twenty Million Dollars ($20,000,000) principal amount of First Mortgage Bonds, 6.55% Series GG due 2020, now issued and outstanding, Seventy-Five Million Dollars ($75,000,000) principal amount of First Mortgage Bonds, 6.65% Series HH due 2017, now issued and outstanding, Twenty-one Million Two Hundred Thousand Dollars ($21,200,000) principal amount of First Mortgage Bonds, 6.70% Series II due 2032, now issued and outstanding, Nine Million Eight Hundred Thousand Dollars ($9,800,000) principal amount of First Mortgage Bonds, 5.90% Series JJ due 2023, now issued and outstanding, Thirty Million Dollars ($30,000,000) principal amount of First Mortgage Bonds, 5.90% Series KK due 2023, now issued and outstanding, Eighty Million Dollars ($80,000,000) principal amount of First Mortgage Bonds, 10% Series LL due 2033, now issued and outstanding, Eighty Million Dollars ($80,000,000) principal amount of First Mortgage Bonds, 9% Series MM due 2035, now issued and outstanding, and Thirty-Five Million Dollars ($35,000,000) principal amount of First Mortgage Bonds, 9% Series NN due 2037, established by resolution of the Board of Directors and to be issued upon compliance by the Company with the provisions of Article 3 of the Original Indenture.

                                      ARTICLE 3

                                    Miscellaneous

     Section 3.01. This instrument is executed and shall be construed as an indenture supplemental to the Original Indenture, as heretofore supplemented and modified, and shall form a part thereof, and the Original Indenture as so supplemented and modified is hereby confirmed. All terms used in this Thirty-fifth Supplemental Indenture shall be taken to have the same meaning as in the Original Indenture, as heretofore supplemented and modified, except in cases where the context clearly indicates otherwise.

     Section 3.02. All recitals in this Supplemental Indenture are made by the Company only and not by the Trustees; and all of the provisions contained in the Original Indenture, as heretofore supplemented and modified, in respect of the rights, privileges, immunities, powers and duties of the Trustees shall be applicable in respect hereof as fully and with like effect as if set forth herein in full.

     Section 3.03. Although this Supplemental Indenture is dated for convenience and for the purpose of reference as of February 1, 1997, the actual date or dates of execution by the Company and the Trustees are as indicated by their respective acknowledgments hereto annexed.

     Section 3.04. In order to facilitate the recording or filing of this Supplemental Indenture, the same may be simultaneously executed in several counterparts, each of which shall be deemed to be an original, and such counterparts shall together constitute but one and the same instrument.

     Section 3.05. The Company hereby acknowledges receipt from the Trustees of a full, true and complete copy of this Supplemental Indenture.

    IN WITNESS WHEREOF, SIERRA PACIFIC POWER COMPANY has caused this Thirty-fifth Supplemental Indenture to be signed in its corporate name and behalf by its Senior Vice President, Distribution Services Business Group and its corporate seal to be hereunto affixed and attested by its Secretary; and State Street Bank and Trust Company in token of its acceptance of the trust hereby created has caused this Thirty-fifth Supplemental Indenture to be signed in its corporate name and behalf, and its corporate seal to be hereunto affixed, by its President or one of its Vice Presidents or Assistant Vice Presidents, and its corporate seal to be attested by one of its Assistant Secretaries; and Gerald R. Wheeler in token of his acceptance of the trust hereby created has hereunto set his hand and seal, all of as of the day and year first above written.

                              SIERRA PACIFIC POWER COMPANY


                             By /s/ Malyn K. Malquist
                                -------------------------------------------
                                Senior Vice President, Distribution Services
                                Business Group


Attest:


/s/ William E. Peterson                     (CORPORATE SEAL)
---------------------------
Corporate Secretary


Signed, sealed and delivered on behalf of

SIERRA PACIFIC POWER COMPANY,
in the presence of:



/s/ Jill Nichol
----------------------------
Jill Nichol

                             STATE STREET BANK AND TRUST COMPANY


                             By /s/ Brian J. Curtis
                                ---------------------------
                                Assistant Vice President


Attest:


/s/ Jacqueline Rivera                       (CORPORATE SEAL)
-------------------------
Assistant Secretary


Signed, sealed and delivered on behalf of

STATE STREET BANK AND TRUST COMPANY
in the presence of:


/s/ John L. Whitlock
----------------------------------
John L. Whitlock

                             /s/ Gerald R. Wheeler
                             ---------------------------
                             Gerald R. Wheeler


Signed, sealed and delivered by
Gerald R. Wheeler in the presence of:


/s/ John L. Whitlock
------------------------------
    John L. Whitlock

STATE OF NEVADA     )
                    )
COUNTY OF WASHOE    ) ss.:

     On this 13th day of February, 1997, (i) personally appeared before me, a Notary Public in and for the County of Washoe, William E. Peterson, known to me to be the Senior Vice President, Corporate Secretary and General Counsel of Sierra Pacific Power Company, one of the corporations that executed the foregoing instrument, and upon oath did depose that he is the officer of said corporation as above designated, that he is acquainted with the seal of said corporation, and that the said seal affixed to the said instrument is the corporate seal of said corporation; that the signatures to said instrument were made by the officers of said corporation as indicated after said signatures, and that the corporation executed the said instrument freely and voluntarily and for the purposes and uses therein named; and (ii) also before me personally appeared Malyn K. Malquist and the same William E. Peterson to me personally known, who being by me duly sworn did say that they are the Senior Vice President, Distribution Services Business Group and the Senior Vice President, Corporate Secretary and General Counsel, respectively, of Sierra Pacific Power Company, and that the seal affixed to the foregoing instrument is the corporate seal of said corporation, and acknowledged that the foregoing instrument was executed by them on behalf of said corporation by authority of the Directors, and the said Malyn K. Malquist and William E. Peterson also acknowledged the said instrument to be the free act and deed of said corporation.



                              /s/ Jill Nichol
                              ------------------------------------
                              Jill Nichol, Notary Public
                              My commission expires June 24, 1997

                                  (NOTARIAL SEAL)

COMMONWEALTH OF MASSACHUSETTS         )
                                      ) ss.:
COUNTY OF SUFFOLK                     )

             On this 11th day of February, 1997, (i) personally appeared before me, a Notary Public, Jacqueline Rivera, known to me to be an Assistant Secretary of State Street Bank and Trust Company, one of the corporations that executed the foregoing instrument, and upon oath did depose that he is an officer of said corporation as above designated, that he is acquainted with the seal of said corporation, and that the said seal affixed to said instrument is the corporate seal of said corporation; that the signatures to said instrument were made by the officers of said corporation as indicated after said signatures, and that the corporation executed the said instrument freely and voluntarily and for the purposes and uses therein named; and (ii) also before me personally appeared Brian J. Curtis and the same Jacqueline Rivera to me personally known, who being by me duly sworn did say that they are an Assistant Vice President and an Assistant Secretary, respectively, of State Street Bank and Trust Company, and that the seal affixed to the foregoing instrument is the corporate seal of said Bank, and that the foregoing instrument was signed and sealed by them on behalf of said Bank by authority of its Board of Directors, and the said Brian J. Curtis and Jacqueline Rivera acknowledged said instrument to be the free act and deed of said Bank.



                                      /s/ Allison M. Parpan
                                      --------------------------------------
                                      Allison M. Parpan, Notary Public
                                      My commission expires Feb. 14, 2003

                                   (NOTARIAL SEAL)

COMMONWEALTH OF MASSACHUSETTS         )
                                      ) ss.:
COUNTY OF SUFFOLK                     )

             On this 11th day of February, 1997, (i) personally appeared before me, a Notary Public in and for the County of Suffolk, Gerald R. Wheeler, of 37 Cleveland Road, Waltham, Massachusetts, known to me to be the person described in and who executed the foregoing instrument, who acknowledged to me that he executed the same freely and voluntarily and for the uses and purposes therein mentioned; and (ii) also before me appeared the same Gerald R. Wheeler, to me personally known, who being by me duly sworn did say that the foregoing instrument was signed by him as his free act and deed.




                                      /s/ Allison M. Parpan
                                      --------------------------------------
                                      Allison M. Parpan, Notary Public
                                      My commission expires Feb. 14, 2003

                                   (NOTARIAL SEAL)